Exhibit 99

EXELON AND PEPCO HOLDINGS INC. REACH SETTLEMENT AGREEMENT

WITH NEW JERSEY BOARD OF PUBLIC UTILITIES STAFF IN PROPOSED MERGER

CHICAGO and WASHINGTON, D.C. (Jan. 14, 2015) – Exelon Corporation (NYSE: EXC) and Pepco Holdings Inc. (NYSE: POM) today announced that they have reached a settlement in the proceeding before the New Jersey Board of Public Utilities (BPU) to review the two companies’ proposed merger, which was announced on April 30, 2014. The settlement, which is subject to the approval of the Commissioners of the BPU, was signed and filed by Exelon and Pepco Holdings, Atlantic City Electric (ACE), BPU staff and the Independent Energy Producers of New Jersey.

The merger will bring together Exelon’s three electric and gas utilities – BGE, ComEd and PECO – and Pepco Holdings’ three electric and gas utilities – ACE, Delmarva Power and Pepco – to create the leading mid-Atlantic electric and gas utility.

“We are pleased to have reached a settlement in New Jersey for our merger,” said Chris Crane, Exelon president and CEO. “Our combined company will bring significant value to New Jersey and to ACE customers.”

“This agreement is good for New Jersey,” said Joseph M. Rigby, PHI chairman, president and CEO. “By joining the Exelon family of utilities, ACE will be able to deliver substantial benefits to its customers and communities.”

The settlement includes many provisions that will ensure the merger benefits ACE customers and New Jersey, such as:

•	A $62 million Customer Investment Fund to be used for direct rate credits to ACE customers within 60 days of merger closing;
•	A program to provide $15 million in energy-efficiency savings to ACE customers over five years;
•	Commitments to improve ACE’s reliability performance to levels that exceed current BPU requirements for frequency and duration of outages, and to continued infrastructure investment;
•	Commitments to hire 60 union employees and to protect compensation and benefits;
•	Maintaining ACE’s local operational headquarters in Mays Landing, N.J.;
•	Providing an annual average of charitable contributions and local community support that is equal to ACE’s 2013 level of at least $709,000 for 10 years after merger closing.

In addition to the New Jersey BPU, the merger requires approvals by the Delaware Public Service Commission, Public Service Commission of the District of Columbia and Maryland Public Service Commission. Following the expiration of the U.S. Department of Justice’s review period on Dec. 22, 2014, the Hart-Scott-Rodino Act no longer precludes completion of the merger. Exelon and PHI will continue to work cooperatively with the DOJ until it advises them that it has concluded its evaluation of the merger.

The transaction was approved by the Federal Energy Regulatory Commission in November, the Virginia State Corporation Commission in October and PHI stockholders in September. The companies expect to complete the merger in the second or third quarter of 2015. For more information about the merger or to download the settlement agreement, visit www.phitomorrow.com.

About Exelon Corporation

Exelon Corporation (NYSE: EXC) is the nation’s leading competitive energy provider, with 2013 revenues of approximately $24.9 billion. Headquartered in Chicago, Exelon does business in 48 states, the District of Columbia and Canada. Exelon is one of the largest competitive U.S. power generators, with more than 35,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to more than 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Exelon’s utilities deliver electricity and natural gas to more than 7.8 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO). Follow Exelon on Twitter @Exelon.

About Pepco Holdings Inc.

Pepco Holdings Inc. is one of the largest energy delivery companies in the Mid-Atlantic region, serving about 2 million customers in Delaware, the District of Columbia, Maryland and New Jersey. PHI subsidiaries Pepco, Delmarva Power and Atlantic City Electric provide regulated electricity service; Delmarva Power also provides natural gas service. PHI also provides energy efficiency and renewable energy services through Pepco Energy Services. For more information, visit online: www.pepcoholdings.com.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange

Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1)  Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18; (3) the definitive proxy statement that PHI filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed merger (as supplemented by PHI’s Form 8-K filed with the SEC on September 12, 2014); (4) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (5) PHI’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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Media Contacts:	Exelon	Pepco Holdings/Atlantic City Electric
	Paul Elsberg	Lendel Jones
	312-394-7417	609-625-5766